                                                                  Exhibit 10.14

                               INSWEB CORPORATION

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                             dated December 15, 1998

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

1.   Authorization and Sale of Shares..........................................1
     1.1    Authorization......................................................1
     1.2    Sale of Shares.....................................................1

2.   Closings..................................................................1
     2.1    Delivery...........................................................1

3.   Representations of the Company............................................2
     3.1    Organization and Standing..........................................2
     3.2    Capitalization.....................................................2
     3.3    Subsidiaries.......................................................3
     3.4    Issuance of Shares.................................................3
     3.5    Authority for Agreement............................................3
     3.6    Governmental Consents..............................................4
     3.7    Litigation.........................................................4
     3.8    Financial Statements...............................................4
     3.9    Liabilities........................................................5
     3.10   Changes............................................................5
     3.11   Taxes..............................................................6
     3.12   Property and Assets................................................7
     3.13   Intellectual Property..............................................7
     3.14   Insurance..........................................................8
     3.15   Material Contracts and Obligations.................................9
     3.16   Compliance.........................................................9
     3.17   Employees..........................................................9
     3.18   Books and Records.................................................10
     3.19   Registration Rights...............................................10
     3.20   Interested Party Transactions.....................................10
     3.21   Offering Valid....................................................10
     3.22   Disclosures.......................................................11
     3.23   Operating Rights..................................................11
     3.24   Brokers or Finders; Other Offers..................................11
     3.25   Environmental Matters.............................................12
     3.26   Section 83(b) Elections...........................................12
     3.27   U.S. Real Property Holding Corporation............................12
     3.28   Private Offering..................................................12
     3.29   Use of Proceeds...................................................12

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

     3.30   Margin Securities.................................................12
     3.31   Absence of Foreign or Enemy Status; Sensitive Payments............13

4.   Representations of the Purchaserss.......................................13
     4.1    Representations and Warranties of the Purchasers..................13
     4.2    Legend............................................................15

5.   Conditions to the Obligations of the Purchaserss.........................15
     5.1    Accuracy of Presentations and Warranties..........................15
     5.2    Performance.......................................................15
     5.3    Opinion of Counsel................................................15
     5.4    Certificates and Documents........................................15
     5.5    Amended Rights Agreement..........................................16
     5.6    Joint Venture.....................................................16
     5.7    Compliance Certificate............................................16
     5.8    Third Party Consents..............................................16
     5.9    No Adverse Changes................................................16
     5.10   Other Matters.....................................................17

6.   Condition of the Obligations of the Company..............................17
     6.1    Accuracy of Representations and Warranties........................17
     6.2    Amended Rights Agreement..........................................17
     6.3    Joint Venture Agreement...........................................17

7.   Covenants................................................................17
     7.1    Commercially Reasonable Efforts...................................17
     7.2    Notification; Updates to Disclosure Schedule......................17
     7.3    Further Assurances................................................18

8.   Termination..............................................................18
     8.1    Right of Termination..............................................19
     8.2    Effects of Termination............................................19

9.   Miscellaneous............................................................19
     9.1    Survival of Representations and Warranties........................19
     9.2    Notices...........................................................19
     9.3    Expenses..........................................................20
     9.4    Entire Agreement..................................................20

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

     9.5    Amendments and Waivers............................................20
     9.6    Counterparts......................................................20
     9.7    Section Headings..................................................20
     9.8    Governing Law.....................................................20
     9.9    Press Releases and Public Announcement............................21

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

      THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") dated as of December 15, 1998 is entered into by and among InsWeb Corporation, a Delaware corporation (the "Company"), and the entities listed on the Schedule of Purchasers attached hereto as Exhibit A (individually a "Purchaser" or collectively the "Purchasers").

                                     RECITAL

      The Company desires to sell and the Purchasers desire to purchase shares of the Company's Series D Preferred Stock, $0.001 par value per share (the "Series D Preferred"), on the terms set forth below.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Authorization and Sale of Shares.

            1.1 Authorization. The Company has, or before the Closing Date (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of up to 190,621 shares of Series D Preferred having the rights, restrictions, privileges and preferences set forth in the form of Fourth Restated Certificate of Incorporation attached hereto as Exhibit B (the "Fourth Restated Certificate"). The Company has, or before the Closing Date will have, adopted and filed the Fourth Amended Certificate with the Secretary of State of the State of Delaware and will have taken all necessary corporate action for the purpose of authorizing the sale and issuance of 190,621 shares of Series D Preferred (the "Shares") pursuant hereto.

            1.2 Issuance and Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2) the Company will sell and issue to the Purchasers, and the Purchasers will severally buy from the Company, the total number of Shares specified opposite such Purchaser's name on the Schedule of Purchasers, at a purchase price of $162.875 per share, for the aggregate purchase price set forth on the Schedule of Purchasers.

      2. Closing; Delivery. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at the offices of Gray Cary Ware & Freidenrich LLP, counsel to the Company ("GCW&F"), 400 Hamilton Avenue, Palo Alto, California at 10:00 a.m. on December __, 1998, or at such other time, date and place as are mutually agreeable to the Company and SOFTBANK Corp. ("SOFTBANK"). The date of the Closing is hereinafter referred to as the "Closing Date."

            2.1 Delivery. Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver to each of the Purchasers a stock certificate representing the Shares to be purchased by such Purchaser (which shall be issued in the Purchaser's name) against payment of the purchase price therefor by check(s), payable to the order of the Company, or by wire transfer(s) of immediately available funds to the bank account of the Company.

      3. Representations and Warranties of the Company. Subject to and except as fully and fairly disclosed by the Company in the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to the Purchasers as follows:

            3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and operate its properties and to conduct its business as presently conducted. The Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in the State of California and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company and each of its subsidiaries has made available to the Purchasers true and complete copies of its Certificate of Incorporation and Bylaws, each as amended to date and presently in effect.

            3.2 Capitalization.

                  (a) The authorized capital stock of Company as of the Closing Date and immediately prior to the Closing will consist of (i) 50,000,000 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), of which 9,982,276 shares will be issued and outstanding, and (ii) 2,000,000 shares of the Company's Preferred Stock, $0.001 par value (the "Preferred Stock"), (A) 176,471 shares of which have been designated Series A Preferred Stock, all of which will be issued and outstanding and which are convertible, in the aggregate, into 1,764,710 shares of Common Stock, (B) 27,864 shares of which have been designated Series A-1 Preferred Stock, all of which will be issued and outstanding and which are convertible, in the aggregate, into 278,640 shares of Common Stock, (C) 176,471 shares of which have been designated Series B Preferred Stock, all of which will be issued and outstanding and which are convertible, in the aggregate, into 1,764,710 shares of Common Stock, (D) 61,920 shares of which have been designated Series C Preferred Stock, all of which will be issued and outstanding and which are convertible, in the aggregate, into 619,200 shares of Common Stock and (E) 190,621 shares of Series D Preferred, none of which will be issued or outstanding. All such outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and free of liens and encumbrances created by the Company, have been issued in accordance with all applicable state and federal securities laws, and are subject to no pre-emptive rights, rights of first refusal, proxies, voting agreements, shareholders agreements, registration rights agreements, or other restrictions on the incidents of ownership or transfer, created by statute, the charter documents of the Company or any agreement to which the Company is a party or by which it is bound. The Company will have reserved 1,906,210 shares of Common Stock for issuance upon conversion of the Shares. As of the date hereof, an aggregate of 1,724,364 shares of the Company's Common Stock are reserved for issuance under the Company's employee stock option plans (net of exercises prior to the date hereof), 1,442,714 of which are subject to outstanding options.

                  (b) Except as set forth in this Section 3.2 or Exhibit C, there are (i) no equity securities of any class of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding or authorized and (ii) no authorized or outstanding subscriptions, options, warrants, puts, calls, rights or other commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem or cause to be issued, delivered, sold, repurchased or redeemed any equity securities of the Company or obligating the Company to grant, extend, accelerate the vesting of, change the exercise price of or otherwise amend or enter into any such option, warrant, call, right

            3.3 Subsidiaries. Except as set forth in Exhibit C, the Company has no subsidiaries and does not own, or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate entity or business enterprise. Each subsidiary identified on Exhibit C (a "Subsidiary") is a wholly-owned corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to own and operate its properties and to conduct its business as presently conducted.

            3.4 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares, when so issued, will have the rights, preferences, privileges, and restrictions described in the Fourth Restated Certificate. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

            3.5 Authority for Agreement. The execution, delivery and performance by the Company of this Agreement and the Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit D (the "Amended Rights Agreement"), and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate and stockholder action. This Agreement and the Amended Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies and except as the indemnification provisions set forth in Section 3.6 of the Amended Rights Agreement may be limited by principles of public policy. The execution of and performance of the transactions contemplated by this Agreement and the Amended Rights Agreement and compliance with their provisions by the Company and the issuance of the Shares and the Common Stock issuable upon conversion of the Shares will not violate any provision of law, will not result in the creation of, any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company or any Subsidiary, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Certificate of Incorporation or Bylaws (each as amended to date) of the Company or any Subsidiary or any indenture, lease, agreement or other instrument to which the Company or any Subsidiary is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company or any Subsidiary.

            3.6 Governmental Consent. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company or any Subsidiary in connection with the execution and delivery of this Agreement and the Amended Rights Agreement, the offer, issuance, sale and delivery of the Shares, or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing.

            3.7 Litigation. There is no litigation, action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any threat thereof, against the Company or any Subsidiary, which questions the validity of this Agreement or the Amended Rights Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or which could reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company, or a change in the current equity ownership of the Company, nor has the Company or any Subsidiary instituted any such litigation, action, suit, proceeding or governmental inquiry or investigation. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

            3.8 Financial Statements. The Company has delivered to the Purchasers copies of (i) its audited consolidated financial statements as of, and for the years ended, December 31, 1996 and 1997, and (ii) its unaudited consolidated financial statements as of, and for the nine-month period ended, September 30, 1998 (collectively, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except (in the case of the unaudited financial statements) for the absence of required footnotes. The Company Financial Statements present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates and the consolidated results of the Company's operations and cash flows for the periods indicated, except that the interim Company Financial Statements are subject to normal and recurring year-end audit adjustments which will not be material in amount. The Company maintains a standard system of accounting established and administered in accordance with GAAP. All accounts receivable are bona fide and arose out of transactions made in the ordinary course of business; are payable in accordance with their terms, and to the best of Company's knowledge, subject to no valid counterclaims or setoffs. Any reserve for bad debts stated in the Company Financial Statements is adequate in the light of the previous receivables collection history of the Company and its Subsidiaries.

            3.9 Liabilities. The Company and its Subsidiaries do not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, which individually or in the aggregate would be reasonably likely to have a material adverse effect on Company and its Subsidiaries taken as a whole, other than (i) liabilities reflected or provided for on Company's consolidated balance sheet as of September 30, 1998 (the "Company Balance Sheet"), (ii) liabilities specifically described in this Agreement, or in Exhibit C, and (iii) normal or recurring liabilities incurred since September 30, 1998 in the ordinary course of business consistent with past practices.

            3.10 Changes. Since September 30, 1998, each of the Company and its Subsidiaries has conducted its business in the ordinary course and in a manner consistent with past practices and, since such date, except as disclosed in Exhibit C, there has not been:

                  (a) any material change in the accounting methods or practices it follows, whether for general financial or tax purposes, or any change in depreciation or amortization policies or rates;

                  (b) any material commitment or transaction (including without limitation any borrowing or capital expenditure) other than in the ordinary course of business;

                  (c) any material liability or transaction, except in the ordinary course of business and consistent with past practice;

                  (d) any change in the assets, liabilities, financial condition or operating results of the Company and its Subsidiaries from that reflected in the Company Financial Statements, except changes in the ordinary course of business which have not been in the aggregate materially adverse;

                  (e) any declaration or making of any payment or distribution of cash or other property to a stockholder with respect to its stock or otherwise, except for normal salaries and expense reimbursement, or any purchase or redemption of any shares of its capital stock;

                  (f) any mortgage or pledge of any of its properties or assets or any subjecting of them to any lien, security interest, charge, or other encumbrance, except liens or current property taxes not yet due and payable;

                  (g) any sale, assignment, or transfer of any patents, trademarks, service marks, trade names, copyrights, trade secrets, or other intangible assets or, to the best of the Company's knowledge, unauthorized disclosure of any proprietary confidential information;

                  (h) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects, or business (as such business is presently conducted and as it is proposed to be conducted);

                  (i) any waiver of any valuable right or of any material debt;

                  (j) any discharge or satisfaction of any lien, claim, or encumbrance, or payment of any of its obligations, except in the ordinary course of business and which is not material to its assets, properties, financial condition, operating results, or business (as such business is presently conducted and as it is proposed to be conducted);

                  (k) any change or amendment of or default under any material contract or arrangement by which the Company or any Subsidiary or any of the assets or properties of the Company or any Subsidiary are bound or subject;

                  (l) any material change in any compensation arrangement or agreement with any executive officer or key employee;

                  (m) any default under any material contract or agreement or any indenture or debt;

                  (n) any loans or advances to, or guarantees for the benefit of, any person; or

                  (o) to the best of the Company's knowledge, any other event or condition of any character which could reasonably be expected to materially and adversely affect the assets, properties, financial condition, operating results, or business of the Company and its Subsidiaries, taken together (as such business is presently conducted and as it is proposed to be conducted).

            3.11 Taxes.

                  (a) The Company and each of its Subsidiaries has accurately prepared and timely filed all returns, estimates, information statements and reports required to be filed by it with any taxing authority ("Company Returns") relating to any and all taxes concerning or attributable to the Company and each of its Subsidiaries or its, or their operations and such Company Returns are true and correct in all material respects and have been completed in all material respects in accordance with applicable law. There are no audits pending with respect to the Company or any of its Subsidiaries by any governmental authority. The Company and each of its Subsidiaries has paid all taxes and other assessments due on or before the date hereof, and such payments were made prior to the time that penalties would accrue thereon. The Company knows of no new tax assessments.

                  (b) There is no tax deficiency outstanding or assessed or, to the best of the Company's knowledge, proposed against the Company or any Subsidiary that is not reflected as a liability on the Company Balance Sheet nor has the Company or any Subsidiary executed any agreements or waivers extending any statute of limitations on or extending the period for the assessment or collection of any tax.

                  (c) Neither the Company nor any of its Subsidiaries has any material liabilities for unpaid taxes that have not been accrued for or reserved on the Company Balance Sheet, whether asserted or unasserted, contingent or otherwise.

                  (d) The Company is not a party to any tax-sharing agreement or similar arrangement with any other party, or any contractual obligation to pay any tax obligations of, or with respect to any transaction relating to, any other person or to indemnify any other person with respect to any tax.

                  (e) The Company has withheld or collected from each payment to each of its employees the amount of all taxes (including, but not limited to, federal income taxes and Federal Insurance Contribution Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

                  (f) Neither the Company nor any of its stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation or
(b) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

            3.12 Properties and Assets. The Company has good and marketable title to all of its material properties and assets, and good title to its leasehold estates, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than liens resulting from taxes which have not yet become delinquent, liens and encumbrances which have arisen in the ordinary course of business that do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and those the material terms of which are described in Exhibit C. The tangible and intangible assets and properties owned or leased by the Company and its Subsidiaries include all properties, assets, and rights necessary to conduct the business of the Company and its Subsidiaries as currently conducted or as presently proposed to be conducted. All tangible assets and properties owned or leased by the Company and its Subsidiaries that are material or necessary to the Company's business as currently conducted are in good condition and repair, ordinary wear excepted.

            3.13 Intellectual Property. Set forth on Exhibit C is a true and complete list of all patents, patent applications, trademarks and service marks, trademark and service mark applications, trade names, copyright registrations and applications and material licenses of third party software (other than licenses of "off the shelf" or standard software products) presently used by the Company or any of its Subsidiaries. To the best of the Company's knowledge, the Company and its Subsidiaries together own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes (collectively, "Intellectual Property Rights") necessary for the Company's business as now conducted or as presently proposed to be conducted without any known infringement of the right or others. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. Neither the Company nor any of its Subsidiaries has received any notice that it is infringing upon, violating or otherwise acting adversely to, or by conducting its business as proposed would infringe upon, violate or otherwise act adversely to, and, to the best of the Company's knowledge, neither the Company nor any of its Subsidiaries is violating the right or claimed right of any person or entity under or with respect to any Intellectual Property Rights. Except as disclosed in Exhibit C, to the best of its knowledge, neither the Company nor any of its Subsidiaries is obligated or under any liability to make payments by way of royalties, fees or otherwise to any owner, licensor of, claimant to, or other party to any option, license or agreement of any kind with respect to, any Intellectual Property Rights, or other intangible assets material to the conduct of the Company's or any Subsidiary's business. The Company is not aware that any of its or its Subsidiaries' employees is obligated under any contract (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any Subsidiary or that would conflict in any material respect with the Company's or any Subsidiary's business as currently conducted or as proposed to be conducted. Neither the execution nor delivery of the Agreement, nor the conduct of the Company's or any Subsidiary's business, as currently conducted or as proposed to be conducted, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its or any Subsidiaries' employees made prior to their employment by the Company or any Subsidiary, except for inventions, trade secrets or proprietary information that have been assigned to the Company or any Subsidiary.

            3.14 Insurance. The Company and each of its Subsidiaries maintains valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than are customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, products liability and other risks. The Company has in full force and effect term life insurance, payable to the Company, on the life of Hussein A. Enan in the amount of Two Million Dollars ($2,000,000). To the best knowledge of the Company, neither the Company nor any of its Subsidiaries is in default with respect to its obligations under any insurance policy maintained by it.

            3.15 Material Contracts and Obligations. Exhibit C sets forth a list of all material agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound, including without limitation
(a) each agreement which requires future expenditures by the Company in excess of $100,000 in the aggregate or which might result in payments to the Company in excess of $100,000 in the aggregate, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements, and (c) any agreement with any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act")), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. All the material agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound are valid, binding, and in full force and effect in all material respects, and are valid, binding, and enforceable by the Company or such Subsidiary in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and the rules of law governing specific performance, injunctive relief, or other equitable remedies.

            3.16 Compliance. The Company and each of its Subsidiaries has, in all material respects, complied with its Certificate of Incorporation and Bylaws, as amended, and all laws, regulations and orders applicable to its business. The Company and each of its Subsidiaries has complied with any term or provision of any mortgage, indebtedness, indenture, contract, agreement, or instrument to which it is a party where the failure to so comply would have a material adverse effect on the Company's business, prospects or results of operations.

            3.17 Employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any officer, key employee or group of key employees. None of the employees of the Company or any Subsidiary is represented by any labor union or covered by any collective bargaining agreement, and there is no labor strike, organizational drive or other labor trouble pending, or to the best of the Company's knowledge threatened, with respect to the Company or any Subsidiary. To the Company's knowledge, the Company and each of its Subsidiaries has complied with all applicable state and federal equal employment opportunity and other laws related to employment. To the best of the Company's knowledge, no employee or consultant of the Company or any Subsidiary is in violation of any term of any employment contract, patent disclosure agreement, or any other contract or agreement relating to the relationship of any such person with the Company or any Subsidiary or any other party because of the nature of the business conducted or proposed to be conducted by the Company and its Subsidiaries. All employees and consultants of the Company and each of its Subsidiaries involved in the technical development of the Company's or any Subsidiary's software have executed proprietary information agreements, copies of which will have been made available to the Purchasers or its counsel prior to the Closing. The Company does not anticipate the necessity to acquire rights to any inventions of any employees, or people it currently intends to hire, made prior to their employment by the Company or any Subsidiary. Neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement, except as set forth on Exhibit C. Subject to applicable law, the employment of each officer and employee of the Company and of each of its Subsidiaries is terminable at will by the Company or such Subsidiaries, except as set forth on Exhibit C.

            3.18 Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

            3.19 Registration Rights. Except as set forth on Exhibit C, the Company is not under any obligation, and has not granted any rights, to register (as defined in the Amended Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

            3.20 Interested Party Transactions. To the best of the Company's knowledge, no director, officer or stockholder of the Company, or any member of his or her immediate family, has any interest in (i) any material equipment or other property or asset, real or personal, tangible or intangible, including, without limitation, any of the Intellectual Property Rights, used in connection with or pertaining to the business of the Company, (ii) any creditor, supplier, customer, manufacturer, agent, representative, or distributor of any of the Company's products, (iii) any entity that competes with the Company or with which the Company is affiliated or has a business relationship, or (iv) any agreement, obligation or commitment, written or oral, to which Company is a party; provided, however, that no such person shall be deemed to have such an interest solely by virtue of ownership of less than five percent (5%) of the outstanding stock or debt securities of any publicly held company, the stock or debt securities of which are traded on a recognized stock exchange or on the Nasdaq National Market. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

            3.21 Offering Valid. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, sale and issuance of the Shares and the shares of Common Stock issuable upon conversion of the Shares are and will be exempt from the registration requirements of the Securities Act and exempt from registration and qualification under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities law.

            3.22 Disclosures. Neither this Agreement nor the Amended Rights Agreement nor any Exhibit hereto or thereto, nor any certificate or instrument furnished to the Purchasers in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company has fully provided the Purchasers with all the information which the Purchasers have requested for deciding whether to purchase the Shares, including true and complete copies of all documentation affecting rights of any kind that exist or may have existed, to which the Company is a party or of which it is aware, with respect to holders of securities of the Company. All underlying documents incorporated or referred to in any exhibit hereto or to the Amended Rights Agreement, or in documents furnished to the Purchasers pursuant to this Agreement by the Company, are true and correct copies thereof, as the same have been or shall be amended or modified. All information relating to the Company and its Subsidiaries which, to the best of the Company's knowledge, could reasonably be anticipated to have a material adverse effect on the existing or expected financial condition, indebtedness, operating results, customer relations, employee relations, business or properties of the Company has been disclosed to the Purchasers.

            3.23 Operating Rights. To the best of the Company's knowledge, the Company and each of its Subsidiaries has all operating authority, licenses, franchises, permits, certificates, consents, rights, and privileges (collectively, the "Licenses") as are necessary to the operation of its business, as now conducted or as presently proposed to be conducted, the absence of which would have a material and adverse effect on the business of the Company and its Subsidiaries, taken as a whole. Such Licenses are in full force and effect, no material violations have been or are expected by the Company to have been recorded in respect of any such Licenses, and no proceeding is pending or, to the best knowledge of the Company, threatened that could result in the revocation or limitation of any of such Licenses. The Company and each of its Subsidiaries has conducted its business so as to comply in all material respects with all such material Licenses. The Company and each of its Subsidiaries has not granted rights or licenses to develop, produce, assemble, license, market, or sell its products to any person other than in the ordinary course of its business, and is not bound by any other agreement that affects the Company's or any Subsidiary's exclusive right to develop, produce, assemble, license, market, or sell its products.

            3.24 Brokers or Finders. Neither the Company nor any of its Subsidiaries has incurred or will incur, directly or indirectly, as a result of any action taken by the Company or any Subsidiary, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, except as described in Exhibit C (which liability shall be solely the liability of the Company).

            3.25 Environmental Matters. The Company and each of its Subsidiaries, and the uses made by each of its properties and assets, are in compliance in all material respects with all environmental laws, regulations, rules, orders and ordinances, and the Company and each of its Subsidiaries, to the best of the Company's knowledge, holds all permits and licenses required to conduct its business thereunder. To the best of the Company's knowledge, all properties and assets leased or owned by the Company and each of its Subsidiaries, including, without limitation, all structures, contents, soil, sub-soil, and groundwater, do not contain hazardous substances in quantities that could reasonably be expected to have a material adverse effect on the Company and each of its Subsidiaries. To the best of the Company's knowledge, the Company and each of its Subsidiaries has no liability or obligation, whether to any governmental authority or to any other person or entity, for damages, claims, penalties, forfeitures, or otherwise, as a consequence of the generation, transportation, or disposal of any such hazardous substance or any "hazardous waste," as defined in 42 U.S.C. 6901, et seq.

            3.26 Section 83(b) Elections. To the best of the Company's knowledge, all individuals who have purchased shares of the Company's Common Stock have timely filed elections under Section 83(b) of the Internal Revenue Code of the United States and any analogous provisions of applicable state tax laws.

            3.27 U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is now or has ever been a "United States Real Property Holding Corporation," as defined in Section 897(c)(2) of the Internal Revenue Code of the United States and Section 1.897-2(b) of the Treasury Regulations promulgated by the Internal Revenue Service thereunder, and the Company and each of its Subsidiaries has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under
Section 1.897-2(h) of such Regulations.

            3.28 Private Offering. The Company has not offered any of the Shares or any similar security of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchasers, other than the Purchasers, persons who qualify as "accredited investors," as such term is defined in SEC Regulation D, and up to ten (10) other prospective purchasers who are "qualified institutional buyers" within the meaning of SEC Rule 144A.

            3.29 Use of Proceeds. The Company intends to apply the net proceeds from the sale of Shares for general corporate purposes.

            3.30 Margin Securities. None of the transactions contemplated herein and in the Shares (including, without limitation, the use of the proceeds from the sale of the Shares) violates, will violate, or will result in a violation of
Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulation G, Regulation T, and Regulation X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither the Company nor any of its Subsidiaries owns, or with the proceeds of the sale of the Shares intends to own, carry, or purchase, or refinance borrowings that were used to own, carry, or purchase, any margin security, including margin securities originally issued by the Company. The obligations of the Company under this Agreement and the Shares are not and will not be secured by any margin sold on the basis of any such collateral.

            3.31 Absence of Foreign or Enemy Status; Sensitive Payments. Neither the Company nor any of its Subsidiaries is in violation of and neither the issue and sale of the Shares by the Company, nor its use of the proceeds thereof as contemplated by this Agreement, will violate the Trading With the Enemy Act, as amended, or any executive orders, proclamations, or regulations issued pursuant thereto, including without limitation, regulations administered by the Office of Foreign Asset Control of the Department of the Treasury (31 C.F.R., Subtitle B, Chapter V). To the best knowledge of the Company, none of the Company or any Subsidiary or any director, officer, agent, employee, or other person associated with or acting on behalf of the Company or any Subsidiary has used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity or otherwise; made any direct or indirect unlawful payment to government officials or employees from corporate funds, or has been reimbursed from corporate funds for any such payment theretofore made; established or maintained any unlawful or any unrecorded fund of corporate moneys or other asset; made any false or fictitious entries on the books or records of the Company or any Subsidiary; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; or made any material favor or gift which is not deductible for federal income tax purposes.

      4. Representations of the Purchasers and Restrictions on Transfer.

            4.1 Representations and Warranties of the Purchasers. Each of the Purchasers hereby severally represents and warrants to the Company as follows:

            (a) The Shares, and the shares of Common Stock into which the Shares may be converted (collectively, the "Securities") are being acquired for such Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or California law.

            (b) Such Purchaser understands that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Securities, that the Securities must be held by the Purchaser indefinitely, and that the Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. Such Purchaser further understands that the Securities have not been qualified under California law by reason of their issuance in a transaction exempt from the qualification requirements of California law pursuant to Section 25102(f), which exemption depends upon, among other things, the bona fide nature of the Purchasers' investment intent expressed above.

            (c) During the negotiation of the transactions contemplated herein, such Purchaser and its representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents and other information concerning the Company and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested in order to evaluate the merits and risks of the prospective investments contemplated herein. The foregoing does not limit or modify the right of each of the Purchasers to rely on the representations and warranties of the Company set forth in Section 3 hereof.

            (d) Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the purchase of the Securities pursuant to the terms of this Agreement and of protecting such Purchaser's interest in connection therewith. Such Purchaser and its representatives has been solely responsible for such Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. The foregoing does not limit or modify the right of each of the Purchasers to rely on the representations and warranties of the Company set forth in Section 3 hereof.

            (e) Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, including a complete loss of such Purchaser's investment in the Securities.

            (f) Such Purchaser has the full right, power and authority to enter into and perform such Purchaser's obligations under this Agreement and the Amended Rights Agreement. This Agreement and the Amended Rights Agreement constitute the valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies and except as the indemnification provisions set forth in Section 3.6 of the Amended Rights Agreement may be limited by principles of public policy.

            (g) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery of this Agreement.

            4.2 Legend. Each certificate representing the Shares, or the Common Stock issuable upon conversion of the Shares, may be endorsed with legends in substantially the following form:

                  (i) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (ii) Any other legends required by California law or other applicable state securities laws.

      The Company need not register a transfer of any such securities and may also instruct its transfer agent not to register the transfer of any such securities, unless the conditions specified in the foregoing legends are satisfied.

      5. Conditions to the Obligations of the Purchasers. The obligation of each of the Purchasers to purchase the Shares at the Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before the Closing:

            5.1 Accuracy of Representations and Warranties. Each representation and warranty of the Company contained in Section 3 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

            5.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

            5.3 Opinion of Counsel. The Purchasers shall have received an opinion from GCW&F, dated the Closing Date, addressed to each of the Purchasers, in substantially the form attached hereto as Exhibit E.

            5.4 Certificates and Documents. The Company shall have delivered to the Purchasers:

                  (a) The Fourth Amended Certificate of the Company, as in effect as of the Closing Date, certified by and filed with the Secretary of State of the State of Delaware;

                  (b) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of California;

                  (c) Bylaws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

                  (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

            5.5 Amended Rights Agreement. The Company and the other parties to the Amended Rights Agreement (other than the Purchasers) shall have executed and delivered the Amended Rights Agreement.

            5.6 Joint Venture Agreement. The Company shall have executed and delivered SOFTBANK the Joint Venture Agreement, in the form attached hereto as Exhibit F (the "Joint Venture Agreement") and shall not be in material default themselves.

            5.7 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate, executed by the President or Chief Executive Officer of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 herein.

            5.8 Third Party Consents. The Company shall have obtained all consents, approvals, permits and waivers necessary for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing Date.

            5.9 No Adverse Changes. During the period from the date hereof to the Closing Date, (i) the business of the Company and its Subsidiaries shall have been conducted only in, and the Company and its Subsidiaries shall not have taken any action except in, the ordinary course of business and in a manner consistent with past practice, (ii) there shall have been no material adverse change in the operations or the business of the Company and its Subsidiaries and no material deterioration of or damage to the assets of the Company and its Subsidiaries taken as a whole, and (iii) there shall have been no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction prohibiting the consummation of the transactions contemplated by this Agreement or otherwise directing that the transactions contemplated by this Agreement not be consummated in the manner provided for in this Agreement..

            5.10 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to each of the Purchasers, and each of the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

      6. Conditions to Obligations of the Company. The obligations of the Company under Section 1.2 hereof are subject to the fulfillment, or the waiver, of the following conditions on or before the Closing:

            6.1 Accuracy of Representations and Warranties Each representation and warranty of the Purchasers contained in Section 4 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

            6.2 Amended Rights Agreement. The Purchasers and the other parties to the Amended Rights Agreement (other than the Company) shall have executed and delivered the Amended Rights Agreement.

            6.3 Joint Venture Agreement. SOFTBANK shall have executed and delivered to the Company the Joint Venture Agreement and shall not be in material breach themselves.

      7. Covenants.

            7.1 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, during the period prior to Closing, each party agrees to use all commercially reasonable efforts to insure that the conditions to any of the other parties' obligations under Section 5 and 6, insofar as such matters are within the control of such party, are satisfied as promptly as practicable, and shall not take any action which would reasonably be expected to result in any of the representations and warranties of such party becoming untrue or in any of the conditions to Closing set forth in Sections 5 and 6 not being satisfied. Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Notwithstanding anything herein to the contrary, the Purchasers shall in no event be required to take any action with respect to obtaining the execution and delivery of any documents by the Company or its stockholders.

            7.2 Notification; Updates to Disclosure Schedule.

                  (a) During the period prior to the Closing Date, the Company, on the one hand, and each of the Purchasers, on the other hand, shall promptly notify the other parties in writing of:

                        (i) the discovery by any of them of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a breach of any representation or warranty made by them in this Agreement;

                        (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a breach of any representation or warranty made by any of them in this Agreement if such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

                        (iii) any breach of any covenant or obligation of any of them; or

                        (iv) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Section 5 or
Section 6 impossible or unlikely.

                  (b) The Company may, no later than five (5) business days prior to the Closing, deliver to the Purchasers a written update to the Company's Schedule of Exceptions attached hereto as Exhibit C specifying a change to such Schedule of Exceptions arising as a result of developments occurring after the date of this Agreement. No later than one (1) business day prior to the Closing, the Purchasers shall provide written notice to the Company, which written notice shall specify whether the Purchasers have, in their sole discretion, accepted or rejected such update. In the event such update is accepted, such update shall be deemed to supplement and amend the Company's Schedule of Exceptions attached hereto as Exhibit C. Notwithstanding anything therein to the contrary, no such update that is not otherwise accepted by the Purchasers in the manner described above shall be deemed to supplement or amend the Company's Schedule of Exceptions attached hereto as Exhibit C for the purpose of (A) determining the accuracy of any of the representations and warranties made by the Company in this Agreement, or (B) determining whether any of the conditions set forth in Section 5 have been satisfied unless the parties agree to proceed with the Closing, in which case the update shall be deemed to supplement or amend the Company's Schedule of Exceptions attached hereto.

            7.3 Further Assurances. Each party shall execute and deliver such additional instruments, documents or other writings as may be reasonably requested by any other party, before or after the Closing, in order to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other transactions contemplated by this Agreement. Without limitation of the foregoing, the parties hereto hereby agree to use all reasonable efforts to prevent any order or other action described in clause (iii) of Section 5.9 from becoming final and unappealable.

      8. Termination.

            8.1 Right of Termination. This Agreement may be terminated at any time prior to the Closing:

                  (a) by the written agreement of the Company and Purchasers who have agreed to purchase more than 50% of the Shares in the aggregate, as set forth on the Schedule of Purchasers;

                  (b) by the Company as to any Purchaser if such Purchaser breaches any material term or condition of this Agreement and there is no reasonable possibility of cure prior to the Closing;

                  (c) by any Purchaser, as to such Purchaser, if the Company breaches any material term or condition of this Agreement and there is no reasonable possibility of cure prior to the Closing;

                  (d) by the Company if the Closing has not taken place on or before February 15, 1999 (other than as a result of any failure on the part of the Company to comply with or perform its covenants and obligations under this Agreement);

                  (e) by any Purchaser, as to such Purchaser, if the Closing has not taken place on or before February 15, 1999 (other than as a result of any failure on the part of the Purchasers to comply with or perform its covenants and obligations under this Agreement); or

                  (f) by any of the Company or the Purchasers in the event any court or governmental authority of competent jurisdiction shall have issued any order or taken any other action restricting, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order or other action shall have become final and unappealable.

            8.2 Effects of Termination. If this Agreement shall be terminated pursuant to the preceding Section 8.1, all obligations of the parties hereto under this Agreement that relate to any Closing (or the transactions contemplated thereby or in connection therewith) that have not been consummated shall terminate, provided that nothing in this Section 8 shall relieve any party of liability for breach of any representation, warranty, covenant or agreement herein or in the other transactions contemplated by this Agreement.

      9. Miscellaneous.

            9.1 Survival of Representations and Warranties. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby, regardless of any investigation made by any party.

            9.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt), addressed (a) if to a Purchaser, at the address or addresses set forth on Exhibit A or at such other address as such Purchaser shall have furnished the Company in writing, or
(b) if to the Company, at the address of its principal place of business, or at such other address as the Company shall have furnished to the Purchaser in writing, with a copy to Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301, Fax 650-327-3699, Attn.: Dennis C. Sullivan, Esq.

            9.3 Expenses. The Company and the Purchasers each shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby. In the event of an action to resolve a dispute regarding interpretation of this Agreement, the expenses of the prevailing party shall be paid by the party which does not prevail.

            9.4 Entire Agreement. This Agreement, the exhibits to the Agreement and other documents delivered pursuant hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            9.5 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of more than a majority of the Shares and the shares of Common Stock issued upon conversion of any Shares. Any amendment or waiver effected in accordance with this Section 9.5 shall be binding upon each holder of any Shares (including shares of Common Stock into which such Shares have been converted), each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            9.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

            9.7 Section Headings. The Section headings in this Agreement are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

            9.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A., as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

            9.9 Press Releases and Public Announcement. No party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties hereto; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case, the disclosing party will use its best efforts to advise the other parties prior to making the disclosure).

               [The remainder of this page is intentionally blank]

COUNTERPART SIGNATURE PAGE TO INSWEB SERIES D PREFERRED STOCK PURCHASE AGREEMENT

COMPANY:                                INSWEB CORPORATION

                                        By:  /s/ Hussein A. Enan
                                            ------------------------------------
                                        Printed:
                                                 -------------------------------
                                        Title:
                                               ---------------------------------


PURCHASERS:                             SOFTVEN NO. 2 INVESTMENT ENTERPRISE
                                        PARTNERSHIP

                                        By:  /s/ Yoshitaka Kitao
                                            ------------------------------------
                                        Printed:
                                                 -------------------------------
                                        Title:
                                               ---------------------------------


                                        SOFTBANK VENTURES, INC.

                                        By:  /s/ Yoshitaka Kitao
                                            ------------------------------------
                                        Printed:
                                                 -------------------------------
                                        Title:
                                               ---------------------------------


                                        CENTURY CAPITAL PARTNERS, L.P.

                                        By:  /s/ Richard J. Freeman
                                            ------------------------------------
                                        Printed: Richard J. Freeman
                                                 -------------------------------
                                        Title:   Managing Partner
                                               ---------------------------------

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

Name and Address                            Number of Shares      Purchase Price
----------------                            ----------------      --------------

SOFTVEN No. 2 Investment Enterprise                  141,213      $23,000,067.00
Partnership
1-16-8 Nihonbashi-Kakigaracho
Chuo-ku, Tokyo 103 0014, Japan
Attention: Mr. Yoshitaka Kitao and
Hidetoshi Sasaki.
Fax:  81-3-5642-0390
Tel:  81-3-5642-7213

with a copy to:

Morrison & Foerster LLP
AIG Building
7th Floor 1-1-3
Marunouchi, Chiyoda-Ku
Tokyo 100  Japan
Attention:  Ken P. Siegel, Esq.
Fax:  011-81-3-3214-6512
Tel:  011-81-3-3214-6522

SOFTBANK Ventures, Inc.                               42,978       $7,000,041.80
1-16-8 Nihonbashi-Kakigaracho
Chuo-ku, Tokyo 103 0014, Japan
Attention: Mr. Yoshitaka Kitao and
Hidetoshi Sasaki.
Fax:  81-3-5642-0390
Tel:  81-3-5642-7213

with a copy to:

Morrison & Foerster LLP
AIG Building
7th Floor 1-1-3
Marunouchi, Chiyoda-Ku
Tokyo 100  Japan
Attention:  Ken P. Siegel, Esq.
Fax:  011-81-3-3214-6512
Tel:  011-81-3-3214-6522

Name and Address                            Number of Shares      Purchase Price
----------------                            ----------------      --------------

Century Capital Partners, L.P.                         6,430       $1,047,286.30
c/o Century Capital Management, Inc.
One Liberty Square
Boston, MA 02109

                                  TOTAL              190,621      $31,772,269.10

                                    EXHIBIT B

                  FOURTH RESTATED CERTIFICATE OF INCORPORATION

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT D

                            AMENDED RIGHTS AGREEMENT

                                    EXHIBIT E

                               GCW&F LEGAL OPINION

                                    EXHIBIT F

                             JOINT VENTURE AGREEMENT

                                 AMENDMENT NO. 1
                                       TO
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

      THIS AMENDMENT NO. 1 to SERIES D PREFERRED STOCK PURCHASE AGREEMENT (this "Amendment") dated as of December ___, 1998 is entered into by and among InsWeb Corporation, a Delaware corporation (the "Company"), and the other entities whose names appear on the signature page hereto (the "Purchasers").

                                    RECITALS:

      A. The Company and the Purchasers have entered into that certain Series D Preferred Stock Purchase Agreement dated December 15, 1998 (the "Agreement"); and

      B. The Company and the Purchasers now wish to amend certain provisions of the Agreement and certain of the exhibits thereto as set forth below.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Amendment of Agreement.

            1.1 Section 2 of the Agreement is hereby amended and restated to read in its entirety as follows:

      "2. Closing Dates; Delivery.

            2.1 Closings. The purchase and sale of the Shares hereunder shall take place at two closings (individually, a "Closing" and, collectively, the "Closings") at the offices of Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301-1825 at 2:00 p.m., California time, on the dates hereinafter provided.

            2.2 First Closing. The Closing of the purchase and sale of the Shares designated for issuance at the first Closing as set forth on the Schedule of Purchasers (the "First Closing") shall be held on the later to occur of (i) December 30, 1998, (ii) the date on which the last to be fulfilled or waived of the conditions to closing set forth in Sections 5 and 6 hereof have been fulfilled or waived in accordance with this Agreement, or (iii) such other date as is mutually agreed to by the Company and SOFTBANK Corp. ("SOFTBANK"). The date of the First Closing is hereinafter referred to as the "First Closing Date."

            2.3 Second Closing. The Closing of the purchase and sale of the Shares designated for issuance at the second Closing as set forth on the Schedule of Purchasers

      (the "Second Closing") shall be held on the later to occur of (i) first business day following the date on which the last to be fulfilled or waived of the conditions to the Second Closing set forth in Sections 5 and 6 hereof have been fulfilled or waived in accordance with this Agreement, or (ii) such other date as is mutually agreed to by the Company and SOFTBANK. Should the Series D Preferred be converted automatically into shares of Common Stock pursuant to the terms of the Fourth Restated Certificate prior to the Second Closing, the Purchasers shall purchase, in lieu of the Shares specified on the Schedule of Purchasers, the number of shares of Common Stock into which such Shares would have been converted had they been issued and sold immediately prior to such automatic conversion. The date of the Second Closing is hereinafter referred to as the "Second Closing Date," and the First Closing Date and the Second Closing Date are hereinafter collectively referred to as the "Closing Dates."

            2.4 Delivery. Subject to the terms and conditions of this Agreement, at each Closing the Company shall deliver to each of the Purchasers a stock certificate representing the Shares to be purchased by such Purchaser at such Closing (which shall be issued in such Purchaser's name) against payment of the purchase price therefor by check(s), payable to the order of the Company, or by wire transfer(s) of immediately available funds to the bank account of the Company."

            1.2 Section 3.2 of the Agreement is hereby amended as follows:

            (a) The words "Closing Date" and "Closing" in the first sentence of
Section 3.2(a) are changed to "First Closing Date" and "First Closing," respectively.

            (b) A new Section 3.2(b) is hereby added to the Agreement, as follows:

            "(b) The authorized capital stock of the Company as of the Second Closing Date and immediately prior to the Second Closing shall be as set forth in Section 3.2(a), subject, however, to (i) the prior sale and issuance of the Shares to be issued and sold at the First Closing, (ii) the issuance of shares of Common Stock and options to purchase Common Stock in connection with the Company's pending acquisition of Benelytics, Inc., as described in the Schedule of Exceptions, (iii) the grant of options to purchase shares of Common Stock under the Company's employee stock option plans and the exercise of options outstanding as of the date hereof and such additional options, (iv) the sale and issuance of Common Stock by the Company in an underwritten public offering pursuant to an effective registration under the Securities Act of 1933, as amended, at an aggregate public offering price of at least $20,000,000 and a per share price of at least $16.2875 (appropriately adjusted for stock splits, reverse stock splits and stock dividends from and after the date hereof), and (v) any other issuance of the Company's capital stock, or securities convertible into such capital stock, as may be approved by SOFTBANK."

            (c) Current Section 3.2(b) is hereby re-designated Section 3.2(c).

            1.3 Section 3.6 of the Agreement is hereby amended and restated to read in its entirety as follows:

            "3.6 Governmental Consent. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company or any Subsidiary in connection with the execution and delivery of this Agreement and the Amended Rights Agreement, the offer, issuance, sale and delivery of the Shares, or the other transactions to be consummated at the Closings, as contemplated by this Agreement, except pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time, and the rules promulgated thereunder (the "HSR Act"), and except such other filings as shall have been made prior to and shall be effective on and as of the applicable Closing."

            1.4 Section 4.1(g) of the Agreement is hereby amended and restated to read in its entirety as follows:

            "(g) No consent, approval, order or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of such Purchaser in connection with the execution and delivery of this Agreement and the Amended Rights Agreement, the purchase of the Shares, or the other transactions to be consummated at the Closings, as contemplated by this Agreement, except (with respect to SOFTBANK Ventures, Inc. and SOFTVEN No. 2 Investment Enterprise Partnership) pursuant to the HSR Act."

            1.5 Section 5.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

            "5.1 Accuracy of Representation and Warranties. Each representation and warranty of the Company contained in Section 3 hereof shall have been true and correct when made, and shall be true and correct on and as of each Closing Date, with the same effect as though such representation and warranty had been made on and as of such date, except to the extent that any such representation and warranty speaks specifically as of an earlier date and except for changes contemplated by this Agreement."

            1.6 Section 5.8 of the Agreement is hereby amended and restated to read in its entirety as follows:

            "5.8 Third Party Consents. The Company shall have obtained all consents, approvals, permits and waivers necessary for consummation of the transactions contemplated by this Agreement which need to be obtained prior to each Closing Date, including without limitation, if applicable, all required filings and the expiration or early termination of all applicable waiting periods under the HSR Act; provided, however, that such required filings and the expiration or early termination of all applicable waiting periods under the HSR Act shall only be a condition to the obligations of the Purchasers with respect to the Second Closing."

            1.7 A new Section 6.4 is hereby added to the Agreement as follows:

            "6.4 Third Party Consents. The Purchasers shall have obtained all consents, approvals, permits and waivers necessary for consummation of the transactions contemplated by this Agreement which need to be obtained prior to each Closing Date, including without limitation, if applicable, all required filings and the expiration or early termination of all applicable waiting periods under the HSR Act; provided, however, that such required filings and the expiration or early termination of all applicable waiting periods under the HSR Act shall only be a condition to the obligations of the Company with respect to the Second Closing."

            1.8 A new Section 7.3 is hereby added to the Agreement as follows, and current Section 7.3 of the Agreement is hereby re-designated Section 7.4:

            "7.3 Filings and Consents. To the extent applicable, the Company and the Purchasers shall make all filings required under the HSR Act relating to the transactions contemplated by this Agreement (and shall use their best efforts to cause their parent companies to make any such required filings) and shall each use their best efforts to cause any such required filings to be made as promptly as practicable after the date hereof. If a filing is required under the HSR Act, the Company and the Purchasers will each use commercially reasonable efforts to promptly furnish (and to cause their parent companies, as applicable, to promptly furnish) any information that may be required by the Federal Trade Commission (the "FTC") or the Department of Justice (the "DOJ") under the HSR Act in order for the requisite approvals for the purchase and sale of the Shares at the Second Closing, and the consummation of the related transactions contemplated by this Agreement, to be obtained or any applicable waiting periods to be terminated or expire; provided, however, that in the event the FTC or the DOJ issues a "second request" in connection with any such filing, the parties will consult with each other in good faith regarding appropriate further action, which shall be taken only to the extent agreed by the parties. Each party hereto will cooperate with each other with respect to obtaining, as promptly as practicable, all necessary consents, approvals, authorizations and agreements of, and the giving of all notices and making of all other filings with, any third parties, including governmental authorities, necessary to authorize, approve or permit the consummation of the transactions contemplated by this Agreement."

            1.9 Section 8.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

            "8.1 Right of Termination. This Agreement may be terminated prior to the First Closing, and, as to the obligations of the parties at the Second Closing, prior to the Second Closing, in each case as follows:

                  (a) by the written agreement of the Company and Purchasers who have agreed to purchase more than 50% in aggregate of the Shares to be purchased and sold at the First Closing or the Second Closing, as applicable, as set forth on the Schedule of Purchasers;

                  (b) by the Company, as to any Purchaser, if such Purchaser breaches any material term or condition of this Agreement and there is no reasonable possibility of cure prior to the First Closing or the Second Closing, as applicable;

                  (c) by any Purchaser, as to such Purchaser, if the Company breaches any material term or condition of this Agreement and there is no reasonable possibility of cure prior to the First Closing or the Second Closing, as applicable;

                  (d) by the Company if both Closings have not taken place on or before February 28, 1999 (other than as a result of any failure on the part of the Company to comply with or perform its covenants and obligations under this Agreement);

                  (e) by any Purchaser, as to such Purchaser, if both Closings have not taken place on or before February 28, 1999 (other than as a result of any failure on the part of the Purchasers to comply with or perform its covenants and obligations under this Agreement); or

                  (f) by any of the Company or the Purchasers in the event any court or governmental authority of competent jurisdiction shall have issued any order or taken any other action restricting, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order or other action shall have become final and unappealable."

            1.10 Section 9.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

            "9.3 Expenses. The Company and the Purchasers each shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby, except that the Company and/or its parent company shall pay all of the filing fees (including those of the Purchasers and/or their parent companies, if applicable) required in connection with the applications under the HSR Act with respect to the transactions contemplated by this Agreement. In the event of an action to resolve a dispute regarding interpretation of this Agreement, the expenses of the prevailing party shall be paid by the party which does not prevail."

            1.11 The term "Closing Date" as it appears in Sections 1.1 of the Agreement shall be deemed to refer to the "First Closing Date."

            1.12 Except as specified herein, the conditions set forth in Section 5 and 6 of the Agreement shall apply to the obligations of the parties at each Closing with respect to the Shares to be purchased and sold at such Closing, and the terms "Closing" and "Closing Date" as they appear in Sections 5 and 6 of the Agreement shall be deemed to refer either to the "First Closing" and the "First Closing Date," respectively, or the "Second Closing" and the "Second Closing Date," respectively, as the context requires.

            1.13 Except as specified herein, the covenants set forth in Section 7 of the Agreement shall apply and remain in effect through and including the Second Closing, and, in the case of Section 7.3 ("Further Assurances"), shall apply after each of the First and Second Closing with respect to the transactions consummated at such Closing. The terms "Closing" and "Closing Date" as they appear in Section 7 of the Agreement shall be deemed to refer either to the "First Closing" and the "First Closing Date," respectively, or the "Second Closing" and the "Second Closing Date," respectively, as the context requires.

            1.14 The Schedule of Purchasers attached to the Agreement as Exhibit A thereto is hereby replaced in its entirety by the Schedule of Purchasers attached hereto as Exhibit A (Revised).

            1.15 The form of Fourth Restated Certificate of Incorporation attached to the Agreement as Exhibit B thereto is hereby replaced in its entirety by the form of the Fourth Restated Certificate of Incorporation attached hereto as Exhibit B (Revised).

            1.16 The form of Amended and Restated Rights Agreement attached to the Agreement as Exhibit D thereto is hereby replaced in its entirety by the form of Amended and Restated Rights Agreement attached hereto as Exhibit D (Revised).

            1.17 The form of legal opinion attached to the Agreement as Exhibit E thereto shall be modified for delivery in connection with each Closing as appropriate to reflect the provisions of this Amendment.

      2. Miscellaneous.

            2.1 Survival of Other Provisions of the Agreement. Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.

            2.2 Expenses. Except as otherwise provided in the Agreement, as amended hereby, the Company and the Purchasers each shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Amendment and the transactions contemplated hereby. In the event of an action to resolve a dispute regarding interpretation of this Amendment, the expenses of the prevailing party shall be paid by the party which does not prevail.

            2.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

            2.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, U.S.A., as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

            2.5 Waiver of Conflicts. The Company and the Purchasers affiliated with SOFTBANK acknowledge that each has been made aware that Morrison & Foerster LLP, counsel for SOFTBANK and its affiliates in connection with the transactions contemplated in the Agreement, has previously been retained by the Company in connection with certain of its transactions. The Company, on its own behalf and on behalf of its subsidiaries and affiliates, hereby agrees to waive any conflict of interest which may be deemed to arise or have arisen as a result of the current or future representation of Morrison & Foerster LLP of SOFTBANK or its subsidiaries and affiliates, and will not seek to disqualify Morrison & Foerster LLP from representing SOFTBANK or its subsidiaries and affiliates in connection with the transactions contemplated by this Agreement; provided, however, that such waiver shall not extend to any litigation or arbitration proceeding arising out of any such transaction. The Purchasers affiliated with SOFTBANK, on their own behalf and on behalf of their subsidiaries and affiliates, hereby agree to waive any conflict of interest which may be deemed to arise or have arisen as a result of the past representation of Morrison & Foerster LLP of InsWeb, and will not seek to disqualify Morrison & Foerster LLP from representing InsWeb or is subsidiaries and affiliates in connection with any matter substantially unrelated to the transactions contemplated in the Agreement.

              [The remainder of this page is intentionally blank]

            COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 to SERIES D
                       PREFERRED STOCK PURCHASE AGREEMENT


COMPANY:                                INSWEB CORPORATION

                                        By:  /s/ Marian C. Taylor
                                            ------------------------------------
                                        Printed: Marian C. Taylor
                                                 -------------------------------
                                        Title:   Secretary
                                               ---------------------------------


PURCHASERS:                             SOFTVEN NO. 2 INVESTMENT ENTERPRISE
                                        PARTNERSHIP

                                        By:  /s/ Yoshitaka Kitao
                                            ------------------------------------
                                        Printed: Yoshitaka Kitao
                                                 -------------------------------
                                        Title:
                                               ---------------------------------


                                        SOFTBANK VENTURES, INC.

                                        By:  /s/ Yoshitaka Kitao
                                            ------------------------------------
                                        Printed: Yoshitaka Kitao
                                                 -------------------------------
                                        Title:
                                               ---------------------------------

                                        CENTURY CAPITAL PARTNERS, L.P.

                                        By:  /s/ Richard J. Freeman
                                            ------------------------------------
                                        Printed: Richard J. Freeman
                                                 -------------------------------
                                        Title:   Managing Partner
                                               ---------------------------------

                               EXHIBIT A (REVISED)

                             SCHEDULE OF PURCHASERS

                                            First Closing                  Second Closing                        Total
                                     ------------------------        -------------------------         -----------------------
                                       Shares          Purchase        Shares          Purchase          Shares        Purchase
                                     Purchased          Price        Purchased           Price         Purchased         Price
                                     ---------          -----        ---------           -----         ---------         -----
Name and Address

SOFTVEN No. 2 Investment                    --                 --      141,213        $23,000,067.37    141,213     $23,000,067.37
Enterprise Partnership
1-16-8 Nihonbashi-Kakigaracho
Chuo-ku, Tokyo 103 0014, Japan
Attention:
Messrs. Yoshitaka Kitao and
Hidetoshi Sasaki
Fax: 81-3-5642-0390
Tel: 81-3-5642-7213

with a copy to:

Morrison & Foerster LLP
AIG Building
7th Floor 1-1-3
Marunouchi, Chiyoda-Ku
Tokyo 100  Japan
Attention:  Ken P. Siegel, Esq
Fax: 011-81-3-3214-6512
Tel: 011-81-3-3214-6522

SOFTBANK Ventures, Inc.                 42,978      $7,000,041.75           --                    --     42,978       7,000,041.75
1-16-8 Nihonbashi-Kakigaracho
Chuo-ku, Tokyo 103 0014, Japan
Attention: Messrs. Yoshitaka
Kitao and Hidetoshi Sasaki
Fax: 81-3-5642-0390
Tel: 81-3-5642-7213

with a copy to:

Morrison & Foerster LLP
AIG Building
7th Floor 1-1-3
Marunouchi, Chiyoda-Ku
Tokyo 100  Japan
Attention:  Ken P. Siegel, Esq
Fax: 011-81-3-3214-6512
Tel: 011-81-3-3214-6522

                                            First Closing                  Second Closing                        Total
                                     ------------------------        -------------------------         -----------------------
                                       Shares          Purchase        Shares          Purchase          Shares        Purchase
                                     Purchased          Price        Purchased           Price         Purchased         Price
                                     ---------          -----        ---------           -----         ---------         -----
Name and Address

Century Capital Partners, L.P.           6,430       1,047,286.25           --                    --      6,430     $ 1,047,286.25
c/o Century Capital                     ------      -------------      -------        --------------    -------     --------------
Management, Inc.
One Liberty Square
Boston, MA 02109

                         TOTAL          49,408      $8,047,328.00      141,213        $23,000,067.37    190,621     $31,047,395.37
                                        ======      =============      =======        ==============    =======     ==============

                               EXHIBIT B (REVISED)

                  FOURTH RESTATED CERTIFICATE OF INCORPORATION

                               EXHIBIT C (REVISED)

                      AMENDED AND RESTATED RIGHTS AGREEMENT


                                       1